Exhibit 99.1

Bain Capital Life Sciences Investors, LLC

By: /s/ Andrew Hack

Title: Partner

Bain Capital Life Sciences III General Partner, LLC

By: Bain Capital Life Sciences Investors, LLC, its manager

By: /s/ Andrew Hack

Title: Partner

Bain Capital Life Sciences Fund III, L.P.

By: Bain Capital Life Sciences III General Partner, LLC, its general partner

By: Bain Capital Life Sciences Investors, LLC, its manager

By: /s/ Andrew Hack

Title: Partner

BCLS Fund III Investments GP, LLC

By: Bain Capital Life Sciences Fund III, L.P., its managing member

By: Bain Capital Life Sciences III General Partner, LLC, its general partner

By: Bain Capital Life Sciences Investors, LLC, its manager

By: /s/ Andrew Hack

Title: Partner

BCLS Fund III Investments, LP

By: BCLS Fund III Investments GP, LLC, its general partner

By: Bain Capital Life Sciences Fund III, L.P., its managing member

By: Bain Capital Life Sciences III General Partner, LLC, its general partner

By: Bain Capital Life Sciences Investors, LLC, its manager

By: /s/ Andrew Hack

Title: Partner